NUMBER                                                        SHARES
 C0                                                      See Reverse for
                                                        Certain Definitions

                                     [SEAL]
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                           VISITEL ENTERPRISES CORP.
                     12,000,000 SHARES PAR VALUE $.001 EACH
                                  COMMON STOCK

                                   [SPECIMEN]

This is to Certify that                                        is the owner of
                       ----------------------------------------

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            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                           VISITEL ENTERPRISES CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

------------------------                                ------------------------
               Secretary                                               President

(C) 1999 Corpex Banknote Co., Bay Shore, N.Y.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM         - as tenants in common                  UNIF GIFT MIN ACT -      Custodian
                                                                           ---------------------
                                                                           (Cust)        (Minor)

TEN ENT         - as tenants by the entireties          under Uniform Gifts to Minors
                                                        Act
                                                            -------------------------
                                                                  (State)
JT TEN          - as joint tenants with right of
                survivorship and not as tenants
                in common
                Additional abbreviations may also be used though not in the above list

For the value received ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
INDENTIFYING NUMBER OF ASSIGNEE

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             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

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                                                                         Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
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to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

      Dated____________________   _____
             In presence of

      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.